UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2019

EXACTUS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 NE 4th Avenue, Suite 28
 Delray Beach, FL 33483
(Address of principal executive offices (zip code))

(804) 205-5036
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

C2M Agreement

On November 14, 2019, the Company entered into a Supply and Distribution Agreement (the “C2M Agreement”) with Ceed2Med, LLC (“C2M”), the Company’s largest stockholder, pursuant to which C2M agreed to purchase a minimum of 10,000 pounds of the Company’s 2019 hemp harvest. During the one-year term of the C2M Agreement, the Company has the option to purchase the distribution operations of C2M. The C2M Agreement was approved by a majority of the disinterested directors of the Company.

Canntab Agreements

On November 20, 2019, the Company entered into the Non-Exclusive Distribution and Profit Sharing Agreement (the “Canntab Agreement”) with Canntab Therapeutics USA (Florida), Inc. (“Canntab”). Pursuant to the Canntab Agreement, which shall have a term of 2 years and is subject to automatic renewal, the Company has been appointed as the non-exclusive distributor of certain Canntab products throughout the United States. Canntab shall not grant a third party the right to promote, sell or deliver the products within the United States during the term of the Canntab Agreement, subject to certain exceptions. In addition, the Company and Canntab agree to share equally in the gross profits received from the Company’s sale of the products. With respect to sales of the products effected by Canntab, the Company shall receive 10% of the gross profits. In connection with the Canntab Agreement, the Company and Canntab also entered into a Supply Agreement, which shall have a term of 2 years and is subject to automatic renewal, pursuant to which the Company agrees to sell hemp extracts to Canntab (together with the Canntab Agreement, the “Canntab Agreements”).

The foregoing description of the terms of the C2M Agreement and the Canntab Agreements does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of those agreements, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 7.01
Regulation FD.

On November 20, 2019, the Company released the press releases furnished herewith as Exhibits 99.1 and 99.2.

Item 9.01
Financial Statements and Exhibits.

Exhibits

10.1
Supply and Distribution Agreement by and between the Company and Ceed2Med, LLC, dated November 14, 2019*
10.2
Non-Exclusive Distribution and Profit Sharing Agreement by and between the Company and Canntab Therapeutics USA (Florida), Inc., dated November 20, 2019*
10.3
Supply Agreement by and between the Company and Canntab Therapeutics USA (Florida), Inc., dated November 20, 2019*
99.1
Press Release, issued November 20, 2019*
99.2
Press Release, issued November 20, 2019*

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2019	EXACTUS, INC.
	By:	/s/ Ken Puzder
Name: Ken Puzder
Title: Chief Financial Officer